UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________________

FORM 8-K

______________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2021

Crescent Acquisition Corp
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38825	82-3447941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025

(Address of principal executive offices) (Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies.” In the statement, the Staff, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as Crescent Acquisition Corp (the “Company”). In connection with such statement, the Company revisited its accounting for its public warrants and private placement warrants issued in connection with the Company’s initial public offering (the “Warrants”), as well as for its forward purchase agreement (the “Forward Purchase Agreement”), and determined that the Warrants and the Forward Purchase Agreement should be treated as derivative liabilities pursuant to Accounting Standards Codification Subtopic 815-40, “Contracts in Entity's Own Equity”, rather than as components of equity as the Company previously treated the Warrants and the Forward Purchase Agreement. The Company’s accounting for the Warrants and the Forward Purchase Agreement as components of equity rather than as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

On May 3, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, based on the recommendation of and after consultation with management and WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (the “Independent Accountant”), concluded that its (i) previously issued audited balance sheet as of March 12, 2019, (ii) unaudited quarterly financial statements as of March 31, 2019 and 2020, June 30, 2019 and 2020 and September 30, 2019 and 2020, and for the quarterly periods ended March 31, 2019 and 2020, June 30, 2019 and 2020 and September 30, 2019 and 2020, respectively, and (iii) audited financial statements as of December 31, 2019 and 2020 and for the fiscal years ended December 31, 2019 and 2020, respectively, (collectively, the “Relevant Periods”) should no longer be relied upon because of the errors identified therein.

As a result, the Company concluded that it is appropriate to restate the financial statements for the Relevant Periods, in each case to reflect the change in accounting treatment described above (the “Restatement”). The Company will file an amendment to its most recent Annual Report on Form 10-K to reflect the Restatement of the Relevant Periods.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02 with the Independent Accountant.

Additional Information about the Proposed Transaction and Where to Find It

This report may be deemed solicitation material in respect of the proposed business combination (the “Business Combination”) between Crescent and LiveVox Holdings, Inc. (“LiveVox”). The Business Combination will be submitted to the stockholders of Crescent and LiveVox for their approval. In connection with such stockholder vote, Crescent filed with the SEC a preliminary proxy statement on Schedule 14A and, when completed, will mail a definitive proxy statement to its stockholders in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Business Combination. This report does not contain all the information that should be considered concerning the proposed Business Combination and the other matters to be voted upon at the special meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the preliminary proxy statement, the amendments thereto, the definitive proxy statement (when available) and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the special meeting to be held to approve the Business Combination and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Business Combination. The definitive proxy statement will be mailed to the stockholders of Crescent as of the record date to be established for voting on the proposed Business Combination and the other matters to be voted upon at the special meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,”

“could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this report, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s periodic reports filed with the SEC, including but not limited to Crescent’s annual report on Form 10-K for the year ended December 31, 2020. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This report is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this filing shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Business Combination. Information about the directors and executive officers of Crescent is set forth in Crescent’s Form 10-K for the year ended December 31, 2020. Information about the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statement for the Business Combination. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent’s stockholders in connection with the proposed Business Combination and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, are included in the proxy statement that Crescent filed with the SEC. Investors may obtain such information by reading such proxy statement when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Crescent Acquisition Corp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Acquisition Corp

Date: May 3, 2021	By:	/s/ George Hawley

George Hawley
General Counsel and Secretary

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